CDC NVEST EQUITY FUNDS

Supplement dated February 1, 2004 to CDC Nvest Equity Funds Classes A, B and C Prospectus dated May 1, 2003, as may be supplemented from time to time

On November 21, 2003, the Board of Trustees of CDC Nvest Funds approved a change to the load structure of the Class C shares of the Funds to remove the 1.00% front-end sales charge payable by the investor.

Effective February 1, 2004, the Class C columns in the Example table in the "Fund Fees & Expenses" section are revised to reflect the removal of the 1.00% front-end sales charge on Class C shares as follows:

------------- --------------------- ------------------------ ------------------------- ------------------- ------------------
                                                                                       HARRIS ASSOCIATES
                                                                                         FOCUSED VALUE        CGM ADVISOR
                                       WESTPEAK CAPITAL         HARRIS ASSOCIATES       FUND (FORMERLY,     TARGETED EQUITY
              AEW REAL ESTATE FUND        GROWTH FUND         GROWTH AND INCOME FUND      SELECT FUND)           FUND
------------- --------------------- ------------------------ ------------------------- ------------------- ------------------
------------- --------------------- ------------------------ ------------------------- ------------------- ------------------
                    CLASS C                 CLASS C                  CLASS C                CLASS C             CLASS C
------------- --------------------- ------------------------ ------------------------- ------------------- ------------------
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------
                 (1)        (2)        (1)          (2)         (1)          (2)         (1)       (2)       (1)       (2)
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------
   1 year       $328       $228        $353        $253         $334         $234       $348      $248       $326     $226
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------
  3 years       $894       $894        $779        $779         $721         $721       $782      $782       $697     $697
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------
  5 years      $1,583     $1,583      $1,331      $1,331       $1,235       $1,235     $1,342    $1,342     $1,195   $1,195
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------
  10 years     $3,421     $3,421      $2,836      $2,836       $2,646       $2,646     $2,869    $2,869     $2,565   $2,565
------------- ---------- ---------- ----------- ------------ ----------- ------------- -------- ---------- --------- --------

(1)    Assumes redemption at end of period.

(2)    Assumes no redemption at end of period.

The example is based on the Net Expenses for the 1-year period for AEW Real Estate Fund and Focused Value Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining periods. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.
















                                                                      SP216-0104

                             CDC NVEST EQUITY FUNDS
                              CDC NVEST STAR FUNDS
              CDC NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES

Supplement dated February 1, 2004 to CDC Nvest Equity Funds Classes A, B and C Prospectus, CDC Nvest Equity Funds Class Y Prospectus, CDC Nvest Star Funds Classes A, B and C Prospectus, CDC Nvest Star Funds Class Y Prospectus all dated May 1, 2003 and CDC Nvest Cash Management Trust - Money Market Series Prospectus dated November 1, 2003, each as may be supplemented from time to time


IN THE SECTION ENTITLED "RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES," THE FOLLOWING TEXT REPLACES THE FIRST PARAGRAPH OF THE SUB-SECTION ENTITLED "PURCHASE AND EXCHANGE RESTRICTIONS":

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.


                                                                      SP218-0204